Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 2 to Registration Statement No. 333-81565 of eVision USA.Com, Inc. of our report dated December 21, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                                  /s/ Deloitte & Touche LLP
                                                  DELOITTE & TOUCHE LLP


Denver, Colorado
March 27, 2000